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
 EXHIBIT 99
 CHRYSLER FINANCIAL                                                                   DISTRIBUTION DATE:                  08/06/2001
 DAIMLERCHRYSLER AUTO TRUST 2001-A MONTHLY SERVICER'S CERTIFICATE (HG)                                                   PAGE 1 OF 2
------------------------------------------------------------------------------------------------------------------------------------

       Payment Determination Statement Number                                        5.00
       Distribution Date                                                           8/6/01

       DATES COVERED                                                     FROM AND INCLUDING                   TO AND INCLUDING
      ---------------                                                   -------------------                   ----------------
            Collections Period                                                     7/1/01                             7/31/01
            Accrual Period                                                         7/6/01                              8/5/01
            30/360 Days                                                                30
            Actual/360 Days                                                            31


                                                                             NUMBER OF
       COLLATERAL POOL BALANCE DATA                                           ACCOUNTS                            $ AMOUNT
       ----------------------------                                           --------                            --------

       Pool Balance - Beginning of Period                                         118,443                    1,751,281,004.83
       Collections of Installment Principal                                                                     37,580,109.19
       Collections Attributable to Full Payoffs                                                                 16,856,591.89
       Principal Amount of Repurchases                                                                              38,060.62
       Principal Amount of Gross Losses                                                 -                        1,656,231.68
                                                                                                             ----------------

       Pool Balance - End of Period                                               117,041                    1,695,150,011.45
                                                                                                             ================



       POOL STATISTICS                                                                                         END OF PERIOD
       ---------------                                                                                         -------------

       Initial Pool Balance (Pool Balance at the Purchase Date)                                              1,974,999,135.90
       Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                   0.86

       Ending O/C Amount                                                                                       123,510,634.71
       Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                            1.08

       CUMULATIVE NET LOSSES                                                   628,410.49                        1,054,968.71
       -----------------------
       Net Loss Ratio (3 mo. Weighted Avg.)                                                                              0.00
       Cumulative Recovery Ratio                                                                                         0.74
       60+ Days Delinquency Amount                                                                               4,844,216.35
       Delinquency Ratio (3 mo. Weighted Avg.)                                                                           0.00

       Weighted Average APR                                                                                              0.07
       Weighted Average Remaining Term (months)                                                                         47.07
       Weighted Average Seasoning (months)                                                                               9.74


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Chrysler Financial                                                            Distribution Date:                          08/06/2001
DAIMLERCHRYSLER AUTO TRUST 2001-A MONTHLY SERVICER'S CERTIFICATE (HG)                                                    PAGE 2 OF 2
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       Cash Sources
            Collections of Installment Principal        37,580,109.19
            Collections Attributable to Full Payoffs    16,856,591.89
            Principal Amount of Repurchases                 38,060.62      O/C Release          (Prospectus pg S16)
            Recoveries on Loss Accounts                  1,229,673.46      POOL BALANCE                           1,695,150,011.45
            Collections of Interest                      9,769,814.78      Yield Supplement O/C Amount              (39,897,722.29)
            Investment Earnings                            132,585.79      Adjusted Pool Balance                  1,655,252,289.16
            Reserve Account                              4,651,165.00
            Total Sources                               70,258,000.73      Total Securities                       1,571,639,376.74
                                                       --------------                                             ----------------

                                                       ==============                                             ================
                                                                           Adjusted O/C Amount                       83,612,912.42
       Cash Uses
            Servicer Fee                                 1,459,400.84      O/C Release Threshold                     66,210,091.57
            Note Interest                                6,700,561.82
            Reserve Fund                                 4,651,165.00      O/C Release Period?  (A1 Notes Matured) No
            O/C Release to Seller                                   -
            Note Principal                              57,446,873.07      O/C Release                                           -
            Total Cash Uses                             70,258,000.73
                                                       --------------

                                                       ==============

       Administrative Payment
       TOTAL PRINCIPAL AND INTEREST SOURCES             70,258,000.73
       Investment Earnings in Trust Account               (132,585.79)
       Daily Collections Remitted                      (63,296,926.89)
       Cash Reserve in Trust Account                    (4,651,165.00)
       Servicer Fee (withheld)                          (1,459,400.84)
       O/C Release to Seller                                        -
                                                       --------------
            PAYMENT DUE TO/(FROM) TRUST ACCOUNT            717,922.21
                                                       ==============
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


                                        Beginning           Ending           Principal   Principal per    Interest     Interest per
                                         Balance            Balance           Payment     $1000 Face       Payment      $1000 Face
                                    ----------------   ----------------   -------------  -------------  ------------   ------------
NOTES & CERTIFICATES
Class A-1 300,000,000.00 @ 5.095%      68,620,249.81      11,173,376.74   57,446,873.07     191.49        301,061.82        1.00
Class A-2 790,000,000.00 @ 4.98%      790,000,000.00     790,000,000.00              --         --      3,278,500.00        4.15
Class A-3 370,000,000.00 @ 5.16%      370,000,000.00     370,000,000.00              --         --      1,591,000.00        4.30
Class A-4 340,000,000.00 @ 5.40%      340,000,000.00     340,000,000.00              --         --      1,530,000.00        4.50
Certificates                           60,466,000.00      60,466,000.00              --         --                --
                                    ----------------   ----------------   -------------                 ------------
    Total Securities                1,629,086,249.81   1,571,639,376.74   57,446,873.07                 6,700,561.82
                                    ================   ================   =============                 ============



                                                     Original
NOTES & CERTIFICATES
Class A-1 300,000,000.00 @ 5.095%                 300,000,000.00
Class A-2 790,000,000.00 @ 4.98%                  790,000,000.00
Class A-3 370,000,000.00 @ 5.16%                  370,000,000.00
Class A-4 340,000,000.00 @ 5.40%                  340,000,000.00
Certificates                                       60,466,000.00
                                                ----------------
    Total Securities                            1,860,466,000.00
                                                ================

Class A-1 Interest is computed on an Actual/360 Basis.  Days in current period  31
                                                                               ----
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